                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2001
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                            NOCOPI TECHNOLOGIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

             MARYLAND                     0-20333               87-0406496
 -------------------------------        ------------        -------------------
 (State or other jurisdiction of        (Commission           (IRS Employer
  incorporation or organization)        File Number)        Identification No.)


        537 Apple Street, W. Conshohocken, Pennsylvania      19428-2903
        ------------------------------------------------    -------------
            (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code: 610-834-9600



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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

Exhibit 99 Press Release dated March 19, 2001.

Item 9.

         Registrant hereby furnishes the Press Release dated March 19, 2001 attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nocopi Technologies, Inc.
                                        ------------------------
                                              (Registrant)


                                            By: /s/ Rudolph A. Lutterschmidt
                                                ----------------------------
                                                Rudolph A. Lutterschmidt,
                                                Chief Financial Officer


Dated: March 19, 2001
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